UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2023

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.
On May 11, 2023, Praxis Precision Medicines, Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2023. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
On May 11, 2023, the Company updated its corporate presentation for use in meetings with investors, analysts and others. The presentation is available in the “Investors + Media” portion of the Company’s website at investors.praxismedicines.com and a copy is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K under Items 2.02 and 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
On May 11, 2023, the Company announced positive topline results from the PRAX-628 Phase 1 healthy volunteer study evaluating the safety, tolerability and pharmacokinetics (“PK”) of single ascending doses (“SAD”) and multiple ascending doses (“MAD”) of PRAX-628. PRAX-628 is a next-generation, functionally selective small molecule targeting the hyperexcitable state of sodium-channels in the brain. PRAX-628 is currently being developed as a once daily, oral treatment for adult focal onset epilepsy.
In the study, PRAX-628 or placebo was administered to 40 healthy participants (n=30, placebo=10). SAD cohorts evaluated PRAX-628 doses ranging from 5 mg to 45 mg and MAD cohorts evaluated PRAX-628 doses of 20 mg and 30 mg, resulting in concentrations of more than 15-fold the mouse Maximal Electroshock Seizure model EC50. PRAX-628 was generally well-tolerated at all tested doses. PK data demonstrated dose-dependent exposure supporting once-daily dosing without titration to achieve potentially therapeutically effective drug concentration levels. The most common treatment-related adverse events (“AEs”) across all cohorts were fatigue, dizziness, somnolence, headache, disturbance in attention and nausea. All AEs were mild, mostly transient and resolved without further intervention, and no AEs led to study drug withdrawal. No serious adverse events, clinically significant ECG findings, vital signs or neurological examination findings were observed.
Additional results from the PRAX-628 Phase 1 study will be presented at an upcoming medical conference. Based on the Phase 1 results and preclinical profile, the Company intends to advance PRAX-628 into a Phase 2 study in focal epilepsy in the fourth quarter of 2023.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding the clinical development of PRAX-628. The forward-looking statements included in this Current Report on Form 8-K are subject to a number of risks, uncertainties and assumptions, including, without limitation, uncertainties inherent in clinical trials, the expected timing of submission for regulatory approval or review by governmental authorities and other risks as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and its other filings with the Securities and Exchange Commission. These statements are based only on facts currently known by the Company and speak only as of the date of this Current Report on Form 8-K. As a result, you are cautioned not to rely on these forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 11, 2023

99.2	Praxis Precision Medicines, Inc. May 2023 Corporate Presentation

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: May 11, 2023	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer